* * * * * * *

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                           PUBLIX SUPER MARKETS, INC.

                         (Effective as of May 14, 2002)

                                  * * * * * * *

                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                           PUBLIX SUPER MARKETS, INC.

                         (Effective as of May 14, 2002)

                                TABLE OF CONTENTS
                                -----------------
Title                                                                     Page
-----                                                                     ----

ARTICLE I     OFFICES.......................................................1
              -------
      Section  1. Principal Office..........................................1
                  ----------------
      Section  2. Other Offices.............................................1
                  -------------

ARTICLE II    STOCKHOLDERS..................................................1
              ------------
      Section  1. Annual Meeting............................................1
                  --------------
      Section  2. Special Meetings..........................................1
                  ----------------
      Section  3. Chairman..................................................1
                  --------
      Section  4  Place of Meeting..........................................1
                  ----------------
      Section  5. Notice of Meeting.........................................2
                  -----------------
      Section  6. Notice of Adjourned Meeting...............................2
                  ---------------------------
      Section  7. Waiver of Call and Notice of Meeting......................2
                  ------------------------------------
      Section  8. Quorum....................................................2
                  ------
      Section  9. Adjournment; Quorum for Adjourned Meeting.................3
                  -----------------------------------------
      Section 10. Voting on Matters Other than Election of Directors........3
                  --------------------------------------------------
      Section 11. Voting for Directors......................................3
                  --------------------
      Section 12. Voting Lists..............................................3
                  ------------
      Section 13. Voting of Shares..........................................3
                  ----------------
      Section 14. Proxies...................................................3
                  -------
      Section 15. Informal Action by Stockholders. .........................4
                  -------------------------------
      Section 16. Inspectors................................................4
                  ----------

ARTICLE III   BOARD OF DIRECTORS............................................4
              ------------------
      Section  1. General Powers............................................4
                  --------------
      Section  2. Number, Election, Tenure and Qualifications...............5
                  -------------------------------------------
      Section  3. Chairman..................................................5
                  --------
      Section  4  Annual Meeting............................................5
                  --------------
      Section  5. Regular Meetings..........................................5
                  ----------------
      Section  6. Special Meetings..........................................5
                  ----------------
      Section  7. Notice....................................................5
                  ------
      Section  8. Quorum....................................................6
                  ------
      Section  9. Adjournment; Quorum for Adjourned Meeting.................6
                  -----------------------------------------
      Section 10. Manner of Acting..........................................6
                  ----------------
      Section 11. Removal...................................................6
                  -------

      Section 12. Vacancies.................................................6
                  ---------
      Section 13. Compensation..............................................6
                  ------------
      Section 14. Presumption of Assent.....................................6
                  ---------------------
      Section 15. Informal Action by Board..................................7
                  ------------------------
      Section 16. Meeting by Telephone, Etc.................................7
                  --------------------------

ARTICLE IV     OFFICERS.....................................................7
               --------
      Section  1. Number....................................................7
                  ------
      Section  2. Appointment and Term of Office............................7
                  ------------------------------
      Section  3. Resignation...............................................7
                  -----------
      Section  4. Removal...................................................7
                  -------
      Section  5. Vacancies.................................................8
                  ---------
      Section  6. Duties of Officers........................................8
                  ------------------
      Section  7. Salaries..................................................8
                  --------
      Section  8. Delegation of Duties......................................9
                  --------------------

ARTICLE V     EXECUTIVE AND OTHER COMMITTEES................................9
              ------------------------------
      Section  1. Creation of Committees....................................9
                  ----------------------
      Section  2. Executive Committee.......................................9
                  -------------------
      Section  3  Audit Committee...........................................9
                  ---------------
      Section  4  Compensation Committee....................................9
                  ----------------------
      Section  5  Corporate Governance Committee...........................10
                  ------------------------------
      Section  6  Nominating Committee ....................................10
                  --------------------
      Section  7. Other Committees.........................................10
                  ----------------
      Section  8. Removal or Dissolution...................................10
                  ----------------------
      Section  9. Vacancies on Committees..................................10
                  -----------------------
      Section 10. Meetings of Committees...................................10
                  ----------------------
      Section 11. Absence of Committee Members.............................10
                  ----------------------------
      Section 12. Quorum of Committees.....................................10
                  --------------------
      Section 13. Manner of Acting of Committees...........................10
                  ------------------------------
      Section 14. Minutes of Committees....................................10
                  ---------------------
      Section 15. Compensation.............................................11
                  ------------
      Section 16. Informal Action..........................................11
                  ---------------

ARTICLE VI    INDEMNIFICATION OF DIRECTORS AND OFFICERS....................11
              -----------------------------------------
      Section  1. General..................................................11
                  -------
      Section  2. Actions by or in the Right of the Corporation............12
                  ---------------------------------------------
      Section  3. Determination that Indemnification is Proper.............12
                  --------------------------------------------
      Section  4. Evaluation and Authorization.............................13
                  ----------------------------
      Section  5. Prepayment of Expenses...................................13
                  ----------------------
      Section  6. Prompt Consideration.....................................13
                  --------------------
      Section  7. Nonexclusivity and Limitations...........................13
                  ------------------------------
      Section  8. Continuation of Indemnification Right....................14
                  -------------------------------------
      Section  9. Insurance................................................14
                  ---------

ARTICLE VII   INTERESTED PARTIES...........................................15
              ------------------
      Section  1. General..................................................15
                  -------
      Section  2. Determination of Quorum..................................15
                  -----------------------
      Section  3. Approval by Stockholders.................................15
                  ------------------------

ARTICLE VIII  CERTIFICATES OF STOCK........................................16
              ---------------------
      Section  1. Certificates for Shares..................................16
                  -----------------------
      Section  2. Signatures of Past Officers..............................16
                  ---------------------------
      Section  3. Transfer Agents and Registrars...........................16
                  ------------------------------
      Section  4. Transfer of Shares.......................................16
                  ------------------
      Section  5. Lost Certificates........................................17
                  -----------------

ARTICLE IX    RECORD DATE..................................................17
              -----------
      Section  1. Record Date for Stockholder Actions......................17
                  -----------------------------------
      Section  2. Record Date for Dividend and Other Distributions.........17
                  ------------------------------------------------

ARTICLE X     DIVIDENDS....................................................18
              ---------

ARTICLE XI    FISCAL YEAR..................................................18
              -----------

ARTICLE XII   SEAL.........................................................18
              ----

ARTICLE XIII  STOCK IN OTHER CORPORATIONS..................................18
              ---------------------------

ARTICLE XIV   AMENDMENTS...................................................19
              ----------

ARTICLE XV    EMERGENCY BY-LAWS............................................19
              -----------------
      Section  1. Scope of Emergency By-laws...............................19
                  --------------------------
      Section  2. Call and Notice of Meeting...............................19
                  --------------------------
      Section  3. Quorum and Voting........................................19
                  -----------------
      Section  4. Appointment of Temporary Directors.......................19
                  ----------------------------------
      Section  5. Modification of Lines of Succession......................20
                  -----------------------------------
      Section  6. Change of Principal Office...............................20
                  --------------------------
      Section  7. Limitation of Liability..................................20
                  -----------------------
      Section  8. Amendment or Repeal......................................20
                  -------------------

ARTICLE XVI   PRECEDENCE OF LAW AND ARTICLES OF INCORPORATION..............20
              -----------------------------------------------

                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                          PUBLIX SUPER MARKETS, INC.

                         (Effective as of May 14, 2002)


                                    ARTICLE I
                                     OFFICES
                                     -------

      Section  1.  Principal  Office.  The  principal  office  of  Publix  Super
                   -----------------
Markets, Inc. (the "Corporation") shall initially be located in Polk County, Florida. Its location may thereafter be changed to be at such place within or without the State of Florida as the Board of Directors of the Corporation (the "Board of Directors" or the "Board") shall from time to time determine.

      Section 2. Other Offices.  The  Corporation  may also have offices at such
                 -------------
other places both within and without the State of Florida as the Board of Directors or the officers of the Corporation acting within their authority may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                                  STOCKHOLDERS
                                  ------------

      Section 1. Annual Meeting. The annual meeting of the stockholders shall be
                 --------------
held between January 1 and December 31, inclusive, in each year for the purpose of electing directors and for the transaction of such other proper business as may come before the meeting. The exact date of the meeting shall be established by the Board of Directors from time to time.

      Section 2. Special  Meetings.  Special meetings of the stockholders may be
                 -----------------
called, for any purpose or purposes, by the Board of Directors or the Chairman of the Board. Special meetings of the stockholders shall be called by the Chairman of the Board, Chief Executive Officer, the President or the Secretary if the holders of not less than ten (10) percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting sign, date and deliver to the Secretary one or more written demands for a special meeting, describing the purpose(s) for which it is to be held. Special meetings of the stockholders of the Corporation may not be called by any other person or persons. Notice and call of any such special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.

      Section  3.  Chairman.  The  Chairman  of the Board  shall  preside at all
                   --------
meetings of the stockholders.

      Section 4. Place of Meeting.  The Board of  Directors  may  designate  any
                 ----------------
place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of the stockholders. If no designation is made, the place of meeting shall be the principal office of the Corporation in the State of Florida.

      Section 5. Notice of Meeting.  Written notice  stating the place,  day and
                 -----------------
hour of an annual or special meeting and, in the case of a special meeting, the purpose or purposes for which it is called shall be given no fewer than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except that no notice of a meeting need be given to any stockholders for which notice is not required to be given under applicable law. Notice may be delivered personally, via United States mail, telegraph, teletype, facsimile or other electronic transmission, or by private mail carriers handling nationwide mail services, by or at the direction of the Chief Executive Officer, the President, the Secretary, the Board of Directors, or the person(s) calling the meeting. If mailed via United States mail, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at the stockholder's address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If the notice is mailed at least thirty (30) days before the date of the meeting, the mailing may be by a class of United States mail other than first class.

      Section 6. Notice of  Adjourned  Meeting.  If a  stockholders'  meeting is
                 -----------------------------
adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken; and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, a new record date for the adjourned meeting is or must be fixed under law, notice of the adjourned meeting must be given to persons who are stockholders as of the new record date and who are otherwise entitled to notice of such meeting.

      Section 7.  Waiver of Call and Notice of  Meeting.  Call and notice of any
                  -------------------------------------
stockholders' meeting may be waived by any stockholder before or after the date and time stated in the notice. Such waiver must be in writing signed by the stockholder and delivered to the Corporation. Neither the business to be transacted at nor the purpose of any meeting need be specified in such waiver. A stockholder's attendance at a meeting (a) waives such stockholder's ability to object to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (b) waives such stockholder's ability to object to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

      Section 8. Quorum. Except as otherwise provided in these By-laws or in the
                 ------
Articles of Incorporation of the Corporation, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the stockholders. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting; and the withdrawal of stockholders after a quorum has been established at a meeting shall not affect the validity of any action taken at the meeting or any adjournment thereof.

      Section 9.  Adjournment;  Quorum  for  Adjourned  Meeting.  If less than a
                  ---------------------------------------------
majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

      Section 10. Voting on Matters  Other than  Election of  Directors.  At any
                  -----------------------------------------------------
meeting at which a quorum is present, action on any matter other than the election of directors shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law, the Articles of Incorporation of the Corporation or these By-laws.

      Section  11.  Voting  for  Directors.  Directors  shall  be  elected  by a
                    ----------------------
plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present.

      Section 12. Voting Lists.  At least ten (10) days prior to each meeting of
                  ------------
stockholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, with the address and the number, class and series (if any) of shares held by each. The list shall be subject to inspection by any stockholder during normal business hours for at least ten (10) days prior to the meeting. The list also shall be available at the meeting and shall be subject to inspection by any stockholder at any time during the meeting or its adjournment. The list shall be prima facie evidence as to who are the stockholders entitled to examine such list or the transfer books and to vote at any meeting of the stockholders.

      If the requirements of this Section have not been substantially complied with, the meeting shall be adjourned on the demand of any stockholder (in person or by proxy) until there has been substantial compliance with the requirements. If no demand for adjournment is made, failure to comply with the requirements of this Section does not affect the validity of any action taken at the meeting.

      Section 13. Voting of Shares. Except as otherwise provided in the Articles
                  ----------------
of Incorporation of the Corporation, each stockholder entitled to vote shall be entitled at every meeting of the stockholders to one vote in person or by proxy on each matter for each share of voting stock held by such stockholder. Such right to vote shall be subject to the right of the Board of Directors to fix a record date for voting stockholders as hereinafter provided. Treasury shares, and shares of stock of the Corporation owned directly or indirectly by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares.

      Section 14. Proxies.  At all meetings of  stockholders,  a stockholder may
                  -------
vote by proxy, executed in writing and delivered to the Corporation in the original or transmitted via telegram, or as a photographic, photostatic or equivalent reproduction of a written proxy by the stockholder or by the stockholder's duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary before or at the time of the meeting. A proxy may be revoked at the pleasure of the record owner of the shares to which it relates, unless the proxy provides otherwise. In the event that a proxy shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one is present, that one, shall have all of the powers conferred by the proxy upon all the persons so designated, unless the instrument shall provide otherwise.

      Section 15. Informal Action by Stockholders.  Unless otherwise provided in
                  -------------------------------
the Articles of Incorporation of the Corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken by means of one or more written consents that satisfy the requirements set forth below. In such event, no meeting, prior notice or formal vote shall be required. To be effective, a written consent (which may be in one or more counterparts) shall set forth the action taken and shall be signed by stockholders holding shares representing not less than the minimum number of votes of each voting group entitled to vote thereon that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. No written consent shall be effective unless, within sixty (60) days of the date of the earliest dated consent delivered to the Secretary, written consent signed by the number of stockholders required to take action is delivered to the Secretary. If authorization of an action is obtained by one or more written consents but less than all stockholders so consent, then within ten (10) days after obtaining the authorization of such action by written consents, notice must be given to each stockholder who did not consent in writing and to each stockholder who is not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters rights are provided under the Florida Business Corporation Act, the notice shall contain a clear statement of the right of stockholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of the Florida Business Corporation Act regarding the rights of dissenting stockholders.

      Section 16. Inspectors. For each meeting of the stockholders, the Board of
                  ----------
Directors or the Chairman of the Board may appoint two inspectors to supervise the voting. If inspectors are so appointed, all questions respecting the qualification of any vote, the validity of any proxy and the acceptance or rejection of any vote shall be decided by such inspectors. Before acting at any meeting, the inspectors shall take an oath to execute their duties with strict impartiality and according to the best of their ability. If any inspector shall fail to be present or shall decline to act, the Chairman of the Board shall appoint another inspector to act in his or her place. In case of a tie vote by the inspectors on any question, the presiding officer shall decide the issue.


                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

      Section 1. General  Powers.  The  business and affairs of the  Corporation
                 ---------------
shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation of the Corporation or these By-laws directed or required to be exercised or done only by the stockholders.

     Section  2.  Number,  Election,  Tenure and  Qualifications.  The number of
                  ----------------------------------------------
directors of the Corporation shall be not less than three (3) nor more than fifteen (15). The exact number of directors shall be fixed by resolution adopted by a vote of a majority of the then authorized number of directors; provided that no decrease in the number of directors shall have the effect of shortening the term of any then incumbent director. At each annual meeting of stockholders, the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office until his or her term of office expires and until such director's successor is elected and qualifies, unless such director sooner dies, resigns or is removed by the stockholders at any annual or special meeting. It shall not be necessary for directors to be stockholders or residents of the State of Florida. All directors shall be natural persons who are 18 years of age or older.

     Section  3.  Chairman.  The  Chairman  of the Board  shall  preside  at all
                  --------
meetings of the Board of Directors.

     Section  4.  Annual   Meeting.   Promptly  after  each  annual  meeting  of
                  ----------------
stockholders, the Board of Directors shall hold its annual meeting for the purpose of the election of officers and the transaction of such other business as may come before the meeting. If such meeting is held at the same place as and immediately following such annual meeting of stockholders and if a majority of the directors are present at such place and time, no prior notice of such meeting shall be required to be given to the directors.

     Section 5. Regular Meetings. Regular meetings of the Board of Directors may
                ----------------
be held without notice at such time and at such place as shall be determined from time to time by the Board of Directors.

     Section 6. Special Meetings. Special meetings of the Board of Directors may
                ----------------
be called by the Chairman of the Board, the Chief Executive Officer, the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meetings of the Board of Directors called by such person or persons. If no such designation is made, the place of meeting shall be the principal office of the Corporation in the State of Florida.

     Section 7. Notice. Whenever notice of a meeting is required, written notice
                ------
stating the place,  day and hour of the meeting  shall be delivered at least two
(2) days prior thereto to each director, either personally, or by first-class United States mail, telegraph, teletype, facsimile or other form of electronic communication, or by private mail carriers handling nationwide mail services, to the director's business address. If notice is given by first-class United States mail, such notice shall be deemed to be delivered five (5) days after deposited in the United States mail so addressed with postage thereon prepaid or when received, if such date is earlier. If notice is given by telegraph, teletype, facsimile transmission or other form of electronic communication or by private mail carriers handling nationwide mail services, such notice shall be deemed to be delivered when received by the director. Any director may waive notice of any meeting, either before, at or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and so states at the beginning of the meeting or promptly upon arrival at the meeting.

     Section  8.  Quorum.  A  majority  of the  total  number  of  directors  as
                  ------
determined from time to time to comprise the Board of Directors shall constitute a quorum.

     Section  9.  Adjournment;  Quorum  for  Adjourned  Meeting.  If less than a
                  ---------------------------------------------
majority of the total number of directors are present at a meeting, a majority of the directors so present may adjourn the meeting from time to time without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally noticed.

     Section 10. Manner of Acting.  If a quorum is present when a vote is taken,
                 ----------------
the act of a majority of the directors present at the meeting shall be the act of the Board of Directors unless otherwise provided in the Articles of Incorporation of the Corporation.

     Section 11. Removal. Any director may be removed by the stockholders,  with
                 -------
or without cause, at any meeting of the stockholders called expressly for that purpose. Any such removal shall be without prejudice to the contract rights, if any, of the person removed.

     Section 12.  Vacancies.  Any vacancy  occurring in the Board of  Directors,
                  ---------
including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the stockholders, unless otherwise provided in the Articles of Incorporation of the Corporation. The term of a director elected to fill a vacancy shall expire at the next following annual meeting of stockholders, and the person elected shall hold office until such time and until such director's successor is elected and qualifies, unless such director sooner dies, resigns or is removed by the stockholders at any annual or special meeting.

     Section 13.  Compensation.  By resolution  of the Board of  Directors,  the
                  ------------
directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as directors and/or such other reasonable compensation as may be determined by the Board from time to time. No payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 14.  Presumption of Assent.  A director of the  Corporation  who is
                  ---------------------
present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director objects at the beginning of the meeting (or promptly upon his or her arrival) to the holding of the meeting or the transacting of specified business at the meeting or such director votes against such action or abstains from voting in respect of such matter.

     Section 15. Informal  Action by Board.  Any action required or permitted to
                 -------------------------
be taken by any provisions of law, the Articles of Incorporation of the Corporation or these By-laws at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if each and every member of the Board or of such committee, as the case may be, signs a written consent thereto and such written consent is filed in the minutes of the proceedings of the Board or such committee, as the case may be. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date, in which case it is effective on the date so specified.

     Section 16.  Meeting by  Telephone,  Etc.  Directors  or the members of any
                  ---------------------------
committee thereof shall be deemed present at a meeting of the Board of Directors or of any such committee, as the case may be, if the meeting is conducted using a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.


                                   ARTICLE IV
                                    OFFICERS
                                    --------

     Section 1. Number. The officers of the Corporation shall consist of a Chief
                ------
Executive Officer, a Vice Chairman, a President, a Chief Financial Officer, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors. The Board of Directors may also appoint one or more senior vice presidents, vice presidents, one or more assistant secretaries and assistant treasurers and such other officers as the Board of Directors shall deem appropriate. The same individual may simultaneously hold more than one office in the Corporation.

     Section 2. Appointment and Term of Office.  The officers of the Corporation
                ------------------------------
shall be appointed annually by the Board of Directors at its annual meeting. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until such officer's successor is appointed and qualifies, unless such officer sooner dies, resigns or is removed by the Board. The appointment of an officer does not itself create contract rights. The failure to elect a Chief Executive Officer, a Vice Chairman, a President, a Chief Financial Officer, a Secretary or a Treasurer shall not affect the existence of the Corporation.

     Section 3.  Resignation.  An officer  may resign at any time by  delivering
                 -----------
notice to the Corporation. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date. An officer's resignation shall not affect the Corporation's contract rights, if any, with the officer.

     Section 4.  Removal.  The Board of Directors  may remove any officer at any
                 -------
time with or without cause. An officer's removal shall not affect the officer's contract rights, if any, with the Corporation.

     Section  5.   Vacancies.   A  vacancy  in  any  office  because  of  death,
                   ---------
resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

      Section 6.  Duties of Officers.
                  ------------------

            (a) The Chief Executive Officer of the Corporation shall, subject to the direction of the Board, have general charge of the business and affairs of the Corporation.

            (b) The Vice Chairman shall in the absence, sickness or other disability of the Chairman of the Board of the Corporation preside over meetings of the Board of Directors and shall assume such other duties as may be assigned from time to time by the Chief Executive Officer. (c) The President shall be the chief retail officer of the Corporation and shall assume such other duties as may be assigned from time to time by the Chief Executive Officer.

            (d) The Chief Financial Officer shall (i) keep and maintain adequate and correct accounts of the Corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares; (ii) render to the Chief Executive Officer and the Board of Directors, upon request, an account of the financial condition of the Corporation; (iii) prepare, or cause to be prepared, financial statements of the Corporation, including financial statements to be included in the annual report to the stockholders of the Corporation; and (iv) oversee the valuation of the Corporation's shares as may be required by law.

            (e) The Secretary shall (i) be responsible for preparing minutes of the directors' and stockholders' meetings and for authenticating records of the Corporation, (ii) see that all notices are duly given in accordance with the provisions of the Articles of Incorporation of the Corporation, these By-laws or as required by law, (iii) maintain custody of the corporate records and the corporate seal, and (iv) have general charge of the stock transfer books of the Corporation.

            (f) The Treasurer shall (i) have charge and custody of and be responsible for all funds of the Corporation and (ii) receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit monies in the name of the Corporation in the banks, trust companies or other depositaries as shall be selected by the Corporation.

            (g) Subject to the foregoing, the officers of the Corporation shall have such powers and duties as ordinarily pertain to their respective offices and such additional powers and duties specifically conferred by law, the Articles of Incorporation of the Corporation and these By-laws, or as may be assigned to them from time to time by the Board of Directors or an officer authorized by the Board of Directors to prescribe the duties of other officers.

     Section 7. Salaries.  The salaries of the officers shall be fixed from time
                --------
to time by the Board of Directors or as delegated by the Board of Directors, and no officer shall be prevented from receiving a salary by reason of the fact that the officer is also a director of the Corporation.

     Section 8.  Delegation  of Duties.  In the  absence  or  disability  of any
                 ---------------------
officer of the Corporation, or for any other reason deemed sufficient by the Board of Directors, the Board may delegate the powers or duties of such officer to any other officer or to any director for the time being.


                                    ARTICLE V
        EXECUTIVE, AUDIT, COMPENSATION, CORPORATE GOVERNANCE, NOMINATING
        ----------------------------------------------------------------
                              AND OTHER COMMITTEES
                              --------------------

     Section 1. Creation of Committees.  The Board of Directors may designate an
                ----------------------
Executive Committee and one or more other committees. Each committee so designated shall consist of two (2) or more of the directors of the Corporation.

     Section 2. Executive Committee.  The Executive Committee, if there shall be
                -------------------
one, shall have, and may exercise, except to the extent otherwise provided in the resolution of the Board of Directors creating such Executive Committee, such powers of the Board of Directors as can be lawfully delegated by the Board. Included solely for information purposes, the following is a list of the actions that, under Florida law in effect at the time of the adoption of these By-laws, may not be delegated to a committee, but the list shall be deemed automatically revised without further action by the Board of Directors or the stockholders of this Corporation upon and to the extent of any amendment to such law:

            (a) approve or recommend to stockholders actions or proposals required by law to be approved by stockholders;

            (b) fill vacancies on the Board of Directors or any committee of the Board;

            (c) adopt, amend or repeal these By-laws;

            (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or

            (e) authorize or approve the issuance or sale of shares, or any contract to sell shares, or designate the terms of a series or class of shares.

     Section 3. Audit Committee.  The Audit Committee has  responsibility to the
                ---------------
Board of Directors for assessing the processes related to the Corporation's risks and control environment, overseeing the financial reporting and evaluating the internal and independent audit processes.

     Section 4. Compensation  Committee.  The Compensation Committee reviews and
                -----------------------
sets the salary and benefits structure of the Corporation with respect to its executive management and any other corporate officers whose compensation is disclosed in the Corporation's annual proxy.

     Section  5.  Corporate  Governance  Committee.   The  Corporate  Governance
                  --------------------------------
Committee has responsibility for reviewing and reporting to the Board of Directors on matters of corporate governance such as practices, policies and procedures affecting directors and the Board's operations and effectiveness.

     Section   6.   Nominating   Committee.   The   Nominating   Committee   has
                    ----------------------
responsibility for reviewing and reporting to the Board of Directors on matters of Board nominations. This includes reviewing potential candidates and proposing nominees to the Board of Directors.

     Section 7. Other Committees.  Such other committees, to the extent provided
                ----------------
in the resolution or resolutions creating them, shall have such functions and may exercise such powers of the Board of Directors as can be lawfully delegated by the Board. Notwithstanding the foregoing, no committee shall have the authority to take any action listed in subsections (a) through (e), inclusive, of Section 2 of this Article V.

     Section 8. Removal or Dissolution.  Any Committee of the Board of Directors
                ----------------------
may be dissolved by the Board at any meeting; and any member of such committee may be removed by the Board of Directors with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 9. Vacancies on Committees. Vacancies on any committee of the Board
                -----------------------
of Directors shall be filled by the Board of Directors at any meeting.

     Section 10.  Meetings of Committees.  Regular  meetings of any committee of
                  ----------------------
the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by such committee. Special meetings of any such committee may be called by any member thereof upon two (2) days notice of the date, time and place of the meeting given to each of the other members of such committee, or on such shorter notice as may be agreed to in writing by each of the other members of such committee. Notice shall be given either personally or in the manner provided in Section 7 of Article III of these By-laws (pertaining to notice for directors' meetings).

     Section  11.  Absence of  Committee  Members.  The Board of  Directors  may
                   ------------------------------
designate one or more directors as alternate members of any committee of the Board of Directors, who may replace at any meeting of such committee any member not able to attend.

     Section 12.  Quorum of  Committees.  At all meetings of  committees  of the
                  ---------------------
Board of Directors, a majority of the total number of members of the committee as determined from time to time shall constitute a quorum for the transaction of business.

     Section 13. Manner of Acting of  Committees.  If a quorum is present when a
                 -------------------------------
vote is taken, the act of a majority of the members of any committee of the Board of Directors present at the meeting shall be the act of such committee.

     Section 14. Minutes of Committees. Each committee of the Board of Directors
                 ---------------------
shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested.

     Section  15.  Compensation.  Members  of  any  committee  of the  Board  of
                   ------------
Directors may be paid compensation in accordance with the provisions of Section 13 of Article III of these By-laws (pertaining to compensation of directors).

     Section 16.  Informal  Action.  Any committee of the Board of Directors may
                  ----------------
take such informal action and hold such informal meetings as allowed by the provisions of Sections 15 and 16 of Article III of these By-laws.


                                   ARTICLE VI
                  INDEMNIFICATION OF DIRECTORS AND OFFICERS
                  -----------------------------------------

      Section 1.  General.
                  --------

            (a) To the fullest extent permitted by law and consistent with the principles set forth in Section 1(c) below, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust (including without limitation an employee benefit trust), or other enterprise.

            (b) To the fullest extent permitted by law and consistent with the principles set forth in Section 1(c) below, the Corporation shall be entitled but shall not be obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

            (c) Any person for whom indemnification is required or authorized under Section 1(a) or Section 1(b) above shall be indemnified against all liabilities, judgments, amounts paid in settlement, penalties, fines (including an excise tax assessed with respect to any employee benefit plan) and expenses (including attorneys' fees, paralegals' fees and court costs) actually and reasonably incurred in connection with any such action, suit or other proceeding, including any appeal thereof. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any such action, suit or other proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     Section 2. Actions by or in the Right of the Corporation.
                ---------------------------------------------

            (a) To the fullest extent permitted by law and consistent with the principles set forth in Section 2(c) below, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section 1 of this Article VI) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust or other enterprise.

            (b) To the fullest extent permitted by law and consistent with the principles set forth in Section 2(c) below, the Corporation shall be entitled but shall not be obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section 1 of this Article VI) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust (including without limitation an employee benefit trust) or other enterprise.

            (c) Any person for whom indemnification is required or authorized under Section 2(a) or Section 2(b) above shall be indemnified against expenses (including attorneys' fees, paralegals' fees and court costs) and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expenses of litigating the action, suit or other proceeding to conclusion, that are actually and reasonably incurred in connection with the defense or settlement of such action, suit or other proceeding, including any appeal thereof. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation.
Notwithstanding  the  foregoing,  no  indemnification  shall be made  under this
Section 2 in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such action, suit or other proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses that such court shall deem proper.

     Section 3.  Determination that  Indemnification is Proper.  Indemnification
                 ---------------------------------------------
pursuant to Section 1 or Section 2 of this Article VI, unless otherwise made pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the indemnified person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this
Article VI. Such determination shall be made under one of the following procedures:

            (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or other proceeding to which the indemnification relates;

            (b) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (the designation being one in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to such action, suit or other proceeding;

            (c) by independent legal counsel (i) selected by the Board of Directors in accordance with the requirements of subsection (a) or by a committee designated under subsection (b) or (ii) if a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (the vote being one in which directors who are parties may participate); or

            (d) by the stockholders by a majority vote of a quorum consisting of stockholders who were not parties to such action, suit or other proceeding or, if no such quorum is obtainable, by a majority vote of stockholders who were not parties to such action, suit or other proceeding.

     Section 4. Evaluation and  Authorization.  Evaluation of the reasonableness
                -----------------------------
of expenses and authorization of indemnification shall be made in the same manner as is prescribed in Section 3 of this Article VI for the determination that indemnification is permissible; provided, however, that if the determination as to whether indemnification is permissible is made by independent legal counsel, the persons who selected such independent legal counsel shall be responsible for evaluating the reasonableness of expenses and may authorize indemnification.

     Section 5. Prepayment of Expenses.  Expenses  (including  attorneys'  fees,
                ----------------------
paralegals' fees and court costs) incurred by a director or officer in defending a civil or criminal action, suit or other proceeding referred to in Section 1 or
Section 2 of this Article VI may, in the discretion of this Corporation, to the full extent permitted by law, be paid by the Corporation in advance of the final disposition thereof. Any such payment shall be made only upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if such person is ultimately found not to be entitled to indemnification by the Corporation pursuant to this Article VI.

     Section  6.  Prompt  Consideration.  Any  request  for  indemnification  or
                  ---------------------
advancement of expenses shall be promptly considered by the Corporation.

     Section  7.   Nonexclusivity  and  Limitations.   The  indemnification  and
                   --------------------------------
advancement of expenses provided pursuant to this Article VI shall not be deemed exclusive of any other rights to which a person may be entitled under any law, By-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in any other capacity while holding office with the Corporation. Such indemnification and advancement of expenses shall continue as to any person who has ceased to be a director or officer and shall inure to the benefit of such person's heirs and personal representatives. The Board of Directors may, at any time, approve indemnification of or advancement of expenses to any other person that the Corporation has the power by law to indemnify. In all cases not specifically provided for in this Article VI, indemnification or advancement of expenses shall not be made to the extent that such indemnification or advancement of expenses is expressly prohibited by law.

     Section 8. Continuation of Indemnification Right.
                -------------------------------------

            (a) The right of indemnification and advancement of expenses under this Article VI for directors and officers shall be a contract right inuring to the benefit of the directors and officers entitled to be indemnified hereunder. No amendment or repeal of this Article VI shall adversely affect any right of such director or officer existing at the time of such amendment or repeal. Indemnification and advancement of expenses as provided for in this Article VI shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

            (b) Unless expressly otherwise provided when authorized or ratified by this Corporation, indemnification and advancement of expenses that have been specifically authorized and approved by the Corporation for a particular employee or agent shall continue as to a person who has ceased to be an employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

            (c) For purposes of this Article VI, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director or officer of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this
Article VI with respect to the resulting or surviving corporation as such person would have been with respect to such constituent corporation if its separate existence had continued.

     Section 9. Insurance.  The Corporation may purchase and maintain  insurance
                ---------
on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, trustee, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Such insurance may cover any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Corporation is obligated to or would have the power to indemnify such person against the liability under Section 1 or Section 2 of this Article VI.

                                   ARTICLE VII
                               INTERESTED PARTIES
                               ------------------

     Section  1.  General.   No  contract  or  other  transaction   between  the
                  -------
Corporation and any one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable because of such relationship or interest, because such director or directors were present at the meeting of the Board of Directors or of a committee thereof that authorizes, approves or ratifies such contract or transaction, or because such director's or directors' votes are counted for such purpose, as long as one or more of the following requirements is satisfied:

            (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

            (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote on the matter, and they authorize, approve or ratify such contract or transaction by vote or written consent; or

            (c) the contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board of Directors, a committee thereof or the stockholders.

     Section 2. Determination of Quorum.  Common or interested  directors may be
                -----------------------
counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof that authorizes, approves or ratifies a contract or transaction referred to in Section 1 of this Article VII.

     Section 3. Approval by  Stockholders.  For purposes of Section 1(b) of this
                -------------------------
Article VII, a conflict of interest transaction shall be authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this Section 3. Shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in
Section 1 of this Article VII may not be counted in a vote of stockholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section 1(b) of this Article VII. The vote of the shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in Section 1 of this Article VII shall be counted, however, in determining whether the transaction is approved under other sections of these By-laws and applicable law. A majority of those shares that would be entitled, if present, to be counted in a vote on the transaction under this
Section 3 shall  constitute a quorum for the purpose of taking action under this
Section 3.

                                  ARTICLE VIII
                              CERTIFICATES OF STOCK
                              ---------------------

     Section 1. Certificates for Shares.  Shares may but need not be represented
                -----------------------
by certificates. The rights and obligations of stockholders shall be identical whether or not their shares are represented by certificates. If shares are represented by certificates, each certificate shall be in such form as the Board of Directors may from time to time prescribe and shall be signed (either manually or in facsimile) by the Chairman of the Board, the Chief Executive Officer or the President and may be signed (either manually or in facsimile) by the Secretary or an Assistant Secretary and/or sealed with the seal of the Corporation or its facsimile. Each certificate shall set forth the holder's name and the number of shares represented by the certificate, and shall state such other matters as may be required by law. The certificates shall be numbered and entered on the books of the Corporation as they are issued. If shares are not represented by certificates, then, within a reasonable time after issue or transfer of shares without certificates, the Corporation shall send the stockholder a written statement in such form as the Board of Directors may from time to time prescribe, certifying as to the number of shares owned by the stockholder and as to such other information as would have been required to be on certificates for such shares.

     If and to the extent the Corporation is authorized to issue shares of more than one class or more than one series of any class, every certificate representing shares shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of:

            (a) the designations, relative rights, preferences and limitations of the shares of each class or series authorized to be issued;

            (b) the variations in rights, preferences and limitations between the shares of each such series, if the Corporation is authorized to issue any preferred or special class in series insofar as the same have been fixed and determined; and

            (c) the authority of the Board of Directors to fix and determine the variations, relative rights and preferences of future series.

     Section 2.  Signatures of Past  Officers.  If the person who signed (either
                 ----------------------------
manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate shall nevertheless be valid.

     Section 3. Transfer Agents and  Registrars.  The Board of Directors may, in
                -------------------------------
its discretion, appoint responsible banks or trust companies in such city or cities as the Board may deem advisable from time to time to act as transfer agents and registrars of the stock of the Corporation. When such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

     Section 4. Transfer of Shares. Transfers of shares of the Corporation shall
                ------------------
be made upon its books by the holder of the shares in person or by the holder's lawfully constituted representative, upon surrender of the certificate of stock for cancellation if such shares are represented by a certificate of stock or by delivery to the Corporation of such evidence of transfer as may be required by the Corporation if such shares are not represented by certificates. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Florida.

     Section  5. Lost  Certificates.  The Board of  Directors  may  direct a new
                 ------------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to pay a reasonable charge for issuing the new certificate, to advertise the matter in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.


                                   ARTICLE IX
                                   RECORD DATE
                                   -----------

     Section 1. Record Date for Stockholder  Actions.  The Board of Directors is
                ------------------------------------
authorized from time to time to fix in advance a date as the record date for the determination of the stockholders entitled to notice of and to vote at any meeting of the stockholders and any adjournment thereof (unless a new record date must be established by law for such adjourned meeting), or of the stockholders entitled to give such consent or take such action, as the case may be. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors; and such record date may not be more than seventy (70) nor less than ten (10) days before the date of any meeting of the stockholders, before a date in connection with the obtaining of the consent of stockholders for any purpose, or before the date of any other action requiring a determination of the stockholders. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date ten (10) days prior to the date of the stockholders' meeting.

     Section 2. Record Date for Dividend and Other  Distributions.  The Board of
                -------------------------------------------------
Directors is authorized from time to time to fix in advance a date as the record date for the determination of the stockholders entitled to receive a dividend or other distribution. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to receive the dividend or other distribution, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date of authorization of the dividend or other distribution.

                                    ARTICLE X
                                    DIVIDENDS
                                    ---------

     The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by the Articles of Incorporation of the Corporation and by law. Subject to the provisions of the Articles of Incorporation of the Corporation and to law, dividends may be paid in cash or property, including shares of stock or other securities of the Corporation.


                                   ARTICLE XI
                                   FISCAL YEAR
                                   -----------

     The fiscal year of the Corporation shall be the period selected by the Board of Directors as the fiscal year. Unless and until changed by the Board of Directors, the fiscal year of the Corporation shall end on the last Saturday of each year.


                                   ARTICLE XII
                                      SEAL
                                      ----

     The corporate seal shall have the name of the Corporation and the word "SEAL" inscribed thereon. It may be a facsimile, engraved, printed or impression seal.


                                  ARTICLE XIII
                           STOCK IN OTHER CORPORATIONS
                           ---------------------------

     Shares of stock in other corporations held by the Corporation shall be voted by such officer or officers or other agent of the Corporation as the Board of Directors shall from time to time designate for the purpose or by a proxy thereunto duly authorized by said Board.

                                   ARTICLE XIV
                                   AMENDMENTS
                                   ----------

     These By-laws may be altered, amended or repealed and new By-laws may be adopted either by the Board of Directors or by the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote; provided, however, that the Board of Directors may not alter, amend or repeal any By-law adopted by the stockholders if the stockholders specifically provided that the By-law is not subject to amendment or repeal by the Board.


                                   ARTICLE XV
                                EMERGENCY BY-LAWS
                                -----------------

     Section 1. Scope of Emergency  By-laws.  The emergency  By-laws provided in
                ---------------------------
this Article XV shall be operative during any emergency, notwithstanding any different provision set forth in the preceding Articles hereof; provided, however, that to the extent not inconsistent with the provisions of this Article XV and the emergency By-laws, the By-laws provided in the preceding Articles shall remain in effect during such emergency. For purposes of the emergency By-law provisions of this Article XV, an emergency shall exist if a quorum of the Corporation's directors cannot readily be assembled because of some catastrophic event. Upon termination of the emergency, these emergency By-laws shall cease to be operative.

     Section 2. Call and Notice of Meeting.  During any emergency,  a meeting of
                --------------------------
the Board of Directors may be called by any officer or director of the Corporation. Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

     Section  3.  Quorum  and  Voting.  At any  such  meeting  of the  Board  of
                  -------------------
Directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of the Corporation.

     Section 4. Appointment of Temporary Directors.
                ----------------------------------

            (a) The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the "Temporary Directors") to serve as directors of the Corporation during the term of any emergency.

            (b) If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right, by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

            (c) If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the Chairman of the Board or his or her successor as determined under an emergency succession plan adopted by the Board of Directors under Section 5 of this Article XV shall be deemed a Temporary Director of the Corporation, and such Chairman of the Board or his or her successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him or her on the Board of Directors of the Corporation during the term of the emergency.

            (d) Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article III hereof; provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency. In any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

     Section 5. Modification of Lines of Succession. Either before or during any
                -----------------------------------
emergency, the Board of Directors may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

     Section 6. Change of Principal  Office.  The Board of Directors may, either
                ---------------------------
before or during any such emergency, and effective during such emergency, change the principal office of the Corporation or designate several alternative head offices or regional offices, or authorize the officers of the Corporation to do so.

     Section 7. Limitation of Liability. No officer, director or employee acting
                -----------------------
in accordance with these emergency By-laws during an emergency shall be liable except for willful misconduct.

     Section 8. Amendment or Repeal. These emergency By-laws shall be subject to
                -------------------
amendment or repeal by further action of the Board of Directors or by action of the stockholders, but no such amendment or repeal shall modify the provisions of
Section 7 above with regard to actions taken prior to the time of such amendment or repeal. Any amendment of these emergency By-laws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.


                                   ARTICLE XVI
               PRECEDENCE OF LAW AND ARTICLES OF INCORPORATION
               -----------------------------------------------

     Any provision of the Articles of Incorporation of this Corporation shall, subject to law, control and take precedence over any provision of these By-laws inconsistent therewith.